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                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                         OPTICARE HEALTH SYSTEMS, INC.
                           Void after October 1, 2005


               THE SALE, TRANSFER, ASSIGNMENT, PLEDGE OR HYPOTHECATION OF THE WARRANT REPRESENTED BELOW IS SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS DULY REGISTERED UNDER THE ACT OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION PROVISIONS OF THE ACT.


This certifies that, for value received,                          ("Holder") is
entitled, subject to the terms set forth below, to purchase from OPTICARE HEALTH SYSTEMS, INC., a Delaware corporation (the "Company"), Two Million Two Hundred Fifty Thousand shares of Common Stock of the Company, par value $.001 per share (the "Common Stock"), as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

This Warrant is issued in connection with the transactions described in that certain Warrant Agreement dated as of October 10, 2000, by and between the Company and the Holder (the "Warrant Agreement").

     1. Terms of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable in whole or in part, during the term commencing thirty (30) days following the Warrant Issue Date and ending at 5:00 p.m., Eastern Daylight Time, on October 1, 2005, and shall be void thereafter.

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     2. Exercise Price. The exercise price at which this Warrant may be exercised shall be $1.00 per share of Common Stock, as adjusted from time to time pursuant to Section 10 hereof (the "Exercise Price").

     3. Exercise of Warrant.

     (a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, but not for more than the number of shares which may then constitute the maximum number purchasable (such number being subject to adjustment as provided in Section 10 below), at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment
(i) in cash or by check acceptable to the Company, (ii) by cancellation by the Holder of indebtedness or other obligations of the Company to the Holder, or
(iii) by a combination of (i) and (ii), of the purchase price of the shares of Common Stock to be purchased.

     (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares of Common Stock issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

     4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

     5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company, or in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new Warrant of like tenor and amount.

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     6. Rights of Stockholders. This Warrant shall not entitle its Holder to any of the rights of a stockholder of the Company.

     7. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its certificate of incorporation as amended (the "Certificate"), to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

     8. Notices.

     (a) Whenever the Exercise Price or number of shares of Common Stock purchasable hereunder shall be adjusted pursuant to Section 10 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class, postage prepaid) to the Holder of this Warrant.

     (b) In case:

          (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

          (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of 51% of the assets of the Company to another corporation, or

          (iii) of any voluntary dissolution, liquidation or winding-up of the Company,


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then, and in each such case, the Company will mail or cause to be mailed to the
Holder a notice specifying, as the case may be (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 15 days prior to the date therein specified.

     (c) All notices and other communications required or permitted hereunder shall be in writing and shall be delivered by fax only, delivered to the addressee with confirmed answer back on a business day during normal business hours.

     9. Amendment.

     (a) This Warrant may not be amended except upon the written consent of the Company and the Holder. Any amendment effected in accordance with this Section 9 shall be binding upon each future holder of this Warrant and the Company.

     (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     10. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

          10.1 Merger, Sales of Assets, etc. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets, as or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this



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Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 10. The foregoing provisions of this Section 10.1 shall similarly apply to successive reorganization, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

          10.2 Reclassification, etc. If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as a result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 10.

          10.3 Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

          10.4 Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of the Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than


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                                       6

cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 10.

     10.5 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 10, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

     10.6 No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 10 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

     11. Miscellaneous.

     11.1 Governing Law. This Warrant shall be governed by and construed according to the laws of the State of Delaware.

     11.2 References. Unless the context otherwise requires, any reference to a "Section" refers to a section of this Warrant. Any reference to "this Section" refers to the whole number section in which such reference is contained.

     11.3 Definitions. Capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Warrant Agreement.

     11.4 Transfers. The Holder understands and agrees that the certificates evidencing the Common Stock issuable upon exercise of this Warrant will bear an appropriate legend evidencing the restricted natures of the Common Stock indicating that no transfer of any of the Common Stock may be made unless such Common Stock is registered under the Securities Act of 1933, as amended, or an exemption from such registration is available, and that the Company will instruct its transfer agent not to transfer any such shares of Common Stock



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unless such transfer shall be made in compliance with such legend. The legend shall be substantially in the form set forth below:

          "THE SALE, TRANSFER, ASSIGNMENT, PLEDGE OR HYPOTHECATION OF THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS DULY REGISTERED UNDER THE ACT OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION PROVISIONS OF THE ACT."

     IN WITNESS WHEREOF, OPTICARE HEALTH SYSTEMS, INC. has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: October __, 2000



                                        OPTICARE HEALTH SYSTEMS, INC.

                                        By /s/ Dean J. Yimoynes
                                          --------------------------------
                                          Dean J. Yimoyines
                                          Its CEO


HOLDER:


By
  ------------------------------



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                                       8



                               NOTICE OF EXERCISE


TO: OPTICARE HEALTH SYSTEMS, INC.


     (1) The undersigned hereby (A) elects to purchase ______ shares of Common Stock of OPTICARE HEALTH SYSTEMS, INC. pursuant to the provisions of Section 3(a)(i) of the attached Warrant, and tenders herewith payment of the purchased price for such shares in full, or (B) elects to exercise this Warrant for the purchase of _____ shares of Common Stock, pursuant to the provisions of Section 3(a)(ii) of the attached Warrant.

     (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

     (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:



                                        -------------------------------
                                        (Name)

                                        -------------------------------
                                        (Name)



     (4) Please issue a new Warrant for the unexercised portion of the Attached Warrant in the name of the undersigned or in such other name as specified below:



                                        -------------------------------
                                        (Name)

-----------------------------------     -------------------------------
(Date)                                  (Signature)